Exhibit 99.1

VECTOIQ ACQUISITION CORP.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and the Board of Directors of

VectoIQ Acquisition Corp.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of VectoIQ Acquisition Corp. (the Company) as of May 18, 2018, the related statements of operations, stockholders’ deficit and cash flows for the period from January 23, 2018 (inception) to May 18, 2018, and the related notes to the financial statements (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of May 18, 2018, and the results of its operations and its cash flows for the period from January 23, 2018 (inception) to May 18, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the Company’s auditor since 2018.

New York, New York

May 24, 2018

VECTOIQ ACQUISITION CORP.

BALANCE SHEET

May 18, 2018

Assets
Current assets:
Cash	$1,912,963
Total current assets	1,912,963
Cash held in Trust Account	2,058,699
Investments held in Trust Account	199,941,301
Total assets	$203,912,963
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$31,139
Shareholder overallotment	324,590
Notes Payable-related parties	120,000
Total current liabilities	475,729
Commitments and Contingencies

Common Stock subject to possible redemption, 20,000,000 shares at redemption value	198,437,233

Stockholders’ Equity:
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—
Common stock, $0.0001 par value; 100,000,000 shares authorized; 6,550,000 shares issued and outstanding(1)	655
Additional paid-in capital	4,999,808
Accumulated deficit	(462)
Total stockholders’ equity	5,000,001
Total Liabilities and Stockholders’ Equity	$203,912,963

(1)                                 This number includes up to 750,000 shares subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriters.

The accompanying notes are an integral part of these financial statements.

VECTOIQ ACQUISITION CORP.

STATEMENT OF OPERATIONS

For the period from January 23, 2018 (inception) through May 18, 2018

General and administrative expenses	$462
Net loss	$(462)
Weighted average shares outstanding, basic and diluted(1)	5,169,892
Basic and diluted net loss per share	$(0.00)

(1)                                 This number excludes an aggregate of up to 750,000 shares subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriters.

The accompanying notes are an integral part of these financial statements.

VECTOIQ ACQUISITION CORP.

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

For the period from January 23, 2018 (inception) through May 18, 2018

	Common Stock		Additional Paid-in	Accumulated	Total Stockholder’s
	Shares	Amount	Capital	Deficit	Equity
Balance—January 23, 2018 (inception)	—	$—	$—	$—	$—
Issuance of common stock to initial stockholders on February 15, 2018 at $0.0001 per share(1)	5,750,000	575	24,425	—	25,000
Issuance of common stock to initial stockholders on May 18, 2018 at $0.0001 per share	—	—	4,175,463	—	4,175,463
Issuance of common stock to private placement stockholders on May 18, 2018 at $0.0001 per share	800,000	80	799,920	—	800,000
Issuance of common stock to public shareholders on May 18, 2018 at $10 per share net of underwriting discount and offering expenses	20,000,000	2,000	198,435,233	—	198,437,233
Proceeds subject to possible conversion of 20,000,000 shares	—	(2,000)	(198,435,233)	—	(198,437,233)
Net loss	—	—	—	(462)	(462)
Balance—May 18, 2018	26,550,000	$655	$4,999,808	$(462)	$5,000,001

(1)                                 This number includes up to 750,000 shares subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriters.

The accompanying notes are an integral part of these financial statements.

VECTOIQ ACQUISITION CORP.

STATEMENT OF CASH FLOWS

For the period from January 23, 2018 (inception) through May 18, 2018

Cash Flows from Operating Activities:
Net loss	$(462)
Changes in operating assets and liabilities:
Accounts payable	462
Net cash used in operating activities	—
Cash Flows from Investing Activities:
Investment held in Trust Account	(199,941,301)
Net cash used in activities	(199,941,301)
Cash Flows from Financing Activities:
Proceeds from issuance of common stock (net of offering cost of $4,589,337)	203,468,373
Shareholder overallotment	324,590
Proceeds from Notes Payable-related parties	120,000
Net cash provided by financing activities	203,912,963
Net increase in cash	3,971,662
Cash—beginning of the period	—
Cash—end of the period	$3,971,662

The accompanying notes are an integral part of these financial statements.

VECTOIQ ACQUISITION CORP.

Notes to Financial Statements

Note 1—Description of Organization and Business Operations

VECTOIQ ACQUISITION CORP. (the “Company”) was incorporated in Delaware on January 23, 2018. The Company was formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization reorganization or similar business combination with one or more businesses (the “Business Combination”). Although the Company is not limited to a particular industry or sector for purposes of consummating a Business Combination, the Company intends to focus its search on the industrial technology, transportation and smart mobility industries, which the Company believes will provide it with access to attractive business combination opportunities in these industries. The Company is an emerging growth company and, as such, the Company is subject to all of the risks associated with emerging growth companies.

As of May 18, 2018, the Company had not commenced any operations. All activity for the period from January 23, 2018 (inception) through May 18, 2018 relates to the Company’s formation and its Public Offering described below. The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the its Public Offering. The Company has selected December 31 as its fiscal year end.

The Company’s sponsor is VectoIQ Holdings, LLC, a Delaware limited liability company (the “Sponsor”).

The registration statement for the Company’s Initial Public Offering was declared effective May 15, 2018.  On May 18, 2018, the Company consummated the Initial Public Offering of 20,000,000 units (each, a “Unit” and collectively, the “Units”) at $10.00 per Unit (or 23,000,000 units if the underwriters’ over-allotment option is exercised in full), which is discussed in Note 3.  Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 800,000 units (or 890,000 units if the underwriters’ over-allotment option is exercised in full) (each, a “Private Placement Unit” and collectively, the “Private Placement Unit”) at a price of $10.00 per Private Placement Unit in a private placement to the Sponsor and Cowen Investments, LLC (collectively with the Sponsor, the “Founders”) and certain funds and accounts managed by subsidiaries of BlackRock, Inc. (collectively, the “Anchor Investor”).

Following the closing of the Initial Public Offering on May 18, 2018, an amount of $202,000,000 ($10 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the Private Placement Units was placed in a trust account (“Trust Account”) which was invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the Trust Account, as described below.

Transaction costs amounted to $4,589,337, consisting of $4,000,000 of underwriting fees and $589,337 of Initial Public Offering costs. In addition, $1,697,175 of cash was held outside of the Trust Account and is available for working capital purposes.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of Private Placement Units, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully. The Company must complete its initial Business Combination with one or more target businesses having an aggregate fair market value of at least 80% of the assets held in the Trust Account (as defined below) (excluding taxes payable on income earned on the Trust Account) at the time of the agreement to enter into the initial Business Combination. However, the Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target business sufficient for it not to be required to register as an investment company under the Investment Company Act 1940, as amended (the “Investment Company Act”). Upon the closing of the Initial Public Offering, management has agreed that an amount equal to at least $10.10 per Unit sold in the Initial Public Offering, including the proceeds of the Private Placement Units, will be held in a trust account (“Trust Account”), located in the United States at J.P. Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee, and invested only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of paragraphs (d)(2), (d)(3) and (d)(4) of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the Trust Account as described below.  Per the trustee agreement, the Company will pay $24,400 annually to maintain the account.

The Company will provide its holders of the outstanding shares of its common stock, par value $0.0001, sold in the Initial Public Offering (the “public stockholders”) with the opportunity to redeem all or a portion of their Public Shares (as defined below in Note 3) upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The public stockholders will be entitled to redeem their Public Shares (as defined below in Note 3) for a pro rata portion of the amount then in the Trust Account (initially anticipated to be $10.10 per Public Share). These Public Shares will be recorded at a redemption value and classified as temporary equity upon the completion of the Initial Public Offering in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” In such case, the Company will proceed with a Business Combination only if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and, if a stockholder vote is held to approve such transaction, only if a majority of the shares voted are voted in favor of the Business Combination. If a stockholder vote is not required by law and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, stockholder approval of the transactions is required by law, or the Company decides to obtain stockholder approval for business or legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. Additionally, each public stockholder may elect to redeem their Public Shares without voting, and if they do vote, irrespective of whether they vote for or against the proposed transaction. If the Company seeks stockholder approval in connection with a Business Combination, the initial stockholders (as defined below) have agreed to vote their Founder Shares (as defined below in Note 4) and any Public Shares purchased during or after the Initial Public Offering in favor of a Business Combination. In addition, the initial stockholders have agreed to waive their redemption rights with respect to their Founder Shares and Public Shares in connection with the completion of a Business Combination or any amendment to the provisions of the Company’s Amended and Restated Certificate of Incorporation relating to its pre-initial business combination activity and related stockholders’ rights.

Notwithstanding the foregoing, the Amended and Restated Certificate of Incorporation will provide that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% of the common stock sold in the Initial Public Offering, without the prior consent of the Company.

The Company’s Founders, officers and directors (the “initial stockholders”) have agreed not to propose an amendment to the Amended and Restated Certificate of Incorporation that would affect the substance or timing of the Company’s obligation to redeem 100% of its Public Shares if the Company does not complete a Business Combination, unless the Company provides the public stockholders with the opportunity to redeem their shares of common stock in conjunction with any such amendment.

The Company will have until May 18, 2020 to consummate a Business Combination (the “Combination Period”), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest (less up to $100,000 of interest to pay dissolution expenses, which interest shall be net of taxes payable by the Company), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The initial stockholders have agreed to waive their liquidation rights with respect to the Founder Shares if the Company fails to complete a Business Combination within the Combination Period. However, if the initial stockholders should acquire Public Shares in or after the Initial Public Offering, they will be entitled to liquidating distributions from the Trust Account with respect to such Public Shares if the Company fails to complete a Business Combination within the Combination Period. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be only $10.10 per share initially held in the Trust Account (or potentially less in certain circumstances). In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

Note 2—Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging Growth Company

Section 102(b)(1) of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that an emerging growth company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised, and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.

This may make comparison of the Company’s financial statement with another public company that is neither an emerging growth company nor an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Net Loss Per Common Share

The Company complies with accounting and disclosure requirements of FASB ASC Topic 260, “Earnings Per Share.” Net loss per share is computed by dividing net loss by the weighted average number of common stock outstanding during the period, excluding common stock subject to forfeiture by the initial shareholders. Weighted average shares were reduced for the effect of an aggregate of 750,000 common stock that are subject to forfeiture if the over-allotment option is not exercised by the underwriters (see Note 4). At May 18, 2018, the Company did not have any dilutive securities and other contracts that could, potentially, be exercised or converted into shares of common stock and then share in the earnings of the Company. As a result, diluted loss per share is the same as basic loss per share for the period presented.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage of $250,000. At May 18, 2018, the Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under the FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents.

Cash held in Trust Account

At May18, 2018, the assets held in the Trust Account were held in 180-day U.S. Treasury bills.

Common stock subject to possible redemption

The Company accounts for its common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption (if any) is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, at May 18, 2018, common stock subject to possible redemption is presented as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet.

Offering costs

Offering costs consist of underwriting, legal, accounting, and other expenses incurred through the balance sheet date that are directly related to the Initial Offering. Offering costs amounting to $4,589,337 were charged to stockholders’ equity upon the completion of the Initial Public Offering.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under FASB ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of May 18, 2018. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties for the period from January 23, 2018 (inception) to May 18, 2018. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

The Company may be subject to potential examination by federal, state and city taxing authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with federal, state and city tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

Recent Accounting Pronouncements

The Company’s management does not believe that there are any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

Note 3—Initial Public Offering

Pursuant to the Initial Public Offering, the Company sold 20,000,000 units at a price of $10.00 per Unit. Each Unit consists of one share of common stock (such shares of common stock included in the Units being offered, the “Public Shares”), and one redeemable warrant (each, a “Public Warrant”). Each Public Warrant entitles the registered holder to purchase one share of our common stock at a price of $11.50 per share, subject to adjustment, at any time commencing on the later of 12 months from the closing of the Initial Public Offering or 30 days after the completion of the initial Business Combination. The Public Warrants will expire at 5:00 p.m., New York City time, on the fifth anniversary of the Company’s completion of an initial Business Combination, or earlier upon redemption or liquidation.  As of May 18, 2018, the Company has 20,800,000 warrants outstanding.

The Company is accounting for its warrants and its forward purchase agreement (as defined below) under ASC 815-40-50 and is including them in Shareholders Equity.

No Public Warrants will be exercisable for cash unless the Company has an effective and current registration statement covering the shares of Common Stock issuable upon exercise of the Public Warrants and a current prospectus relating to such shares. Notwithstanding the foregoing, if a registration statement covering the issuance of the shares issuable upon exercise of the Public Warrants is not effective within 90 days from the closing of the initial Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement or a current prospectus, exercise Public Warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act. If an exemption from registration is not available, holders will not be able to exercise their Public Warrants on a cashless basis.

The Private Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Warrants and the common stock issuable upon exercise of the Private Warrants will not be transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Warrants will be non-redeemable so long as they are held by the initial purchasers or such purchasers’ permitted transferees and Private Warrants held by Cowen Investments LLC will not be exercisable more than five years after the effective date of the registration statement related to the Initial Public Offering in accordance with FINRA Rule 5110(f)(2)(G)(i). If the Private Warrants are held by someone other than the initial shareholders or their permitted transferees, the Private Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

The Company may call the Public Warrants for redemption:

•                  in whole and not in part;

•                  at a price of $0.01 per warrant;

•                  upon a minimum of 30 days’ prior written notice of redemption; and

•                  if, and only if, the last reported closing price of the ordinary shares equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders.

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement.

The exercise price and number of common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a share dividend, or recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuance of common stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the warrant shares. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.

Note 4—Related Party Transactions

Founder Shares

On February 15, 2018, the Founders purchased an aggregate of 5,750,000 shares (the “Founder Shares”) of the Company’s common stock, par value $0.0001, for an aggregate purchase price of $25,000, or approximately $0.004 per share. The Sponsor and Cowen Investments purchased 4,301,000 and 1,449,000 of the Founder Shares, respectively. In March 2018, the Sponsor transferred 15,000 Founder Shares to each of its initial director nominees. In April 2018, the sponsor forfeited 435,606 Founder Shares and the anchor investor purchased 435,606 Founder Shares for an aggregate purchase price of $1,894, or approximately $0.004 per share. In May 2018, Cowen Investments forfeited 287,500 founder shares, which were subsequently purchased by our sponsor and our anchor investor. Additionally, in May 2018, our sponsor purchased 254,829 founder shares for an aggregate purchase price of $1,108, or approximately $0.004 per share, and our anchor investor purchased 32,671 founder shares for an aggregate purchase price of $142, or approximately $0.004 per share. The Founders and anchor investor have agreed to forfeit up to an aggregate of 750,000 Founder Shares to the extent that the over-allotment option in the Initial Public Offering is not exercised in full by the underwriters. The forfeiture will be adjusted to the extent that the over-allotment option is not exercised in full by the underwriters so that the Founder Shares will represent 20.0% of the Company’s issued and outstanding shares after the Initial Public Offering (excluding any shares underlying the Private Placement Units). If the Company increases or decreases the size of the offering, the Company will effect a stock dividend or share contribution back to capital, as applicable, immediately prior to the consummation of the Initial Public Offering in such amount as to maintain the Founder Share ownership of the Company’s stockholders prior to the Initial Public Offering at 20.0% of the Company’s issued and outstanding common stock upon the consummation of the Initial Public Offering (excluding any shares underlying the Private Placement Units).

The initial stockholders have agreed that, subject to limited exceptions, not to transfer, assign or sell any of its Founder Shares until the earlier to occur of: (A) one year after the completion of the initial Business Combination and (B) subsequent to the initial Business Combination, (x) if the last sale price of the common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial Business Combination, or (y) the date on which the Company completes a liquidation, merger, capital stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Private Placement Units

Simultaneously with the Initial Public Offering, the Founders and anchor investor will agree to purchase an aggregate of 800,000 Private Placement Units (or 890,000 Private Placement Units if the underwriters’ over-allotment option is exercised in full), at a price of $10.00 per Private Placement Unit ($8.0 million in the aggregate, or $8.9 million if the underwriters’ over-allotment option is exercised in full) in a private placement. Each Private Placement Unit consists of one share of common stock (such shares of common stock included in the Private Placement Units, the “Private Shares”), and one redeemable warrant (each, a “Private Warrant”). Each Private Warrant entitles the holder to purchase one share of common stock at a price of $11.50 per share, subject to adjustment (see Note 6). Proceeds from the Private Placement Units were added to the proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Placement Units held in trust will be part of the liquidating distribution to the public stockholders, and the Private Warrants will expire worthless. The Private Warrants will be non-redeemable and exercisable on a cashless basis so long as they are held by the Founders or their permitted transferees.

The Founders and the Company’s officers and directors have agreed, subject to limited exceptions, not to transfer, assign or sell any of their Private Placement Units or the securities underlying the Private Placement Units until the earlier to occur of: (A) one year after the completion of the initial Business Combination and (B) subsequent to the initial Business Combination, (x) if the last sale price of the common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial Business Combination, or (y) the date on which the Company completes a liquidation, merger, capital stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

A fund affiliated with P. Schoenfeld Asset Management LP, which is referred to as the “forward purchase investor,” is a member of the Sponsor and has entered into a contingent forward purchase agreement with the Company which provides for the purchase by the forward purchase investor of 2,500,000 forward purchase shares, plus one of the Company’s redeemable warrants for each forward purchase share, for total gross proceeds of up to $25,000,000. These shares and warrants will be purchased in a private placement to close simultaneously with the consummation of the Company’s initial business combination. These issuances will be made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

While the Company may elect to have the forward purchase investor purchase no securities under the contingent forward purchase agreement, if the Company request that the forward purchase investor purchase securities and the forward purchase investor defaults on such purchase or the forward purchase investor exercises its right of refusal as described herein, the forward purchase investor will forfeit up to all of its ownership interest in the Company’s

Sponsor related to Founder shares, and our Sponsor will have the right to redeem the forward purchase investor’s remaining ownership interest in the Company’s Sponsor at the original purchase price.

Related Party Loans

On March 1, 2018, the Sponsor agreed to loan the Company an aggregate of up to $100,000 to cover expenses related to the Initial Public Offering pursuant to a promissory note. Also, on March 1, 2018, Cowen Investments, LLC agreed to loan the Company an aggregate of up to $100,000 to cover expenses related to the Initial Public Offering pursuant to a second promissory note on the same terms as the loan provided by the Sponsor. These loans are non-interest bearing and payable on the earlier of June 30, 2018 or the completion of the Initial Public Offering. To date, the Company has borrowed $120,000 under the promissory notes.

In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1.5 million of such Working Capital Loans may be convertible into additional units of the post Business Combination entity at a price of $10.00 per unit. The securities would be identical to the Private Placement Units. To date, the Company had no borrowings under the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. On May 15, 2018, Cowen funded $324,590 which represents their share of the overallotment, and is a liability on the Company’s balance sheet.

Administrative Support Agreement

The Company intends to enter into an agreement, commencing on the effective the Initial Public Offering through the earlier of the Company’s consummation of a Business Combination and its liquidation, to pay the Sponsor a total of $10,000 per month for office space and general administrative services.

The Sponsor, executive officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on the Company’s behalf such as identifying potential target businesses and performing due diligence on suitable Business Combinations. The Company’s audit committee will review on a quarterly basis all payments that were made to the Sponsor, officers, directors or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on the Company’s behalf.

Note 5—Commitments & Contingencies

Registration Rights

Pursuant to a registration rights agreement entered into on May 15, 2018, the Founders, anchor investor, and the Company’s executive officers, directors and director nominees and their permitted transferees will be entitled to demand that the Company register for resale the Founder Shares, the Private Placement Units and underlying securities and any securities issued upon conversion of Working Capital Loans. The holders of these securities will be entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders will have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the Company’s consummation of the initial Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements. Notwithstanding the foregoing, Cowen Investments may not exercise its demand and “piggyback” registration rights after five and seven years, respectively, after the effective date of the registration statement of which this prospectus forms a part and may not exercise its demand rights on more than one occasion.

Underwriting Agreement

The Company granted the underwriters a 45-day option to purchase up to 3,000,000 additional Units to cover over-allotments, if any, at the Initial Public Offering price less the underwriting discounts and commissions.

Business Combination Marketing Agreement

The Company engaged the underwriters as advisors in connection with its Business Combination pursuant to a business combination marketing agreement. Pursuant to that agreement, the Company will pay such advisors a cash fee for such services upon the consummation of an initial Business Combination in an amount equal to 3.5% of the gross proceeds of the Initial Public Offering, including any proceeds from the full or partial exercise of the over-allotment option.

Note 6—Stockholders’ Equity

Common Stock—The Company is currently authorized to issue 100,000,000 shares of common stock with a par value of $0.0001 per share. Holders of common stock are entitled to one vote for each share. As of May 18, 2018, there were 26,550,000 shares of common stock outstanding. Of the 5,750,000 shares of common stock, an aggregate of up to 750,000 shares are subject to forfeiture to the Company by the Sponsor, Cowen Investments, LLC and anchor investor for no consideration to the extent that the underwriters’ over-allotment option is not exercised in full or in part, so that the initial stockholders will collectively own 20% of the Company’s issued and outstanding common stock after the Initial Public Offering (excluding shares underlying the Private Placement Units).

Preferred Stock—The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of May 18, 2018, there were no shares of preferred stock issued or outstanding.

Note 7 — Investment Valuation

FASB ASC 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Company’s investments and requires additional disclosure about fair value. Fair value is an estimate of the price the Company would receive to sell an asset or pay to transfer a liability in an orderly arm’s length transaction between market participants at the measurement date and sets out a fair value hierarchy. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. In accordance with U.S. GAAP, investments measured and reported at fair value are classified and disclosed in one of the following categories:

Level 1: Quoted prices (unadjusted) are available in active markets for identical investments as of the reporting date. The types of financial instruments in Level 1 include listed equities and listed derivatives.  The Company’s investments in the Trust Account are 180-day T Bills and therefore are level 1, type of investments, since the Company is able to value the investments based on quoted prices in an active market.

Level 2: Pricing inputs are other than quoted prices in active markets for identical investments, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. Financial instruments in this category generally include corporate bonds and loans, less liquid and restricted equity securities, certain over-the-counter derivatives. A significant adjustment to a Level 2 input could result in the Level 2 measurement becoming a Level 3 measurement.

Level 3: Pricing inputs include those that are generally less observable or unobservable and include situations where there is little, if any, market activity for the investment. Financial instruments in this category generally include equity and debt positions in private companies. Fair value for these investments is determined using valuation methodologies that consider a range of factors, including but not limited to the price at which the investment was acquired, the nature of the investment, local markets conditions, current and projected operating performance, and financing transactions subsequent to the acquisition of the investment. The inputs into the determination of fair value require significant management judgment. Due to the inherent uncertainty of these estimates, these values may differ materially from the values that would have been used had a ready market for these investments existed.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The Company’s investment in the Trust Account are Level 1.